UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2020

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street
Bristol
Connecticut	06010
(Address of principal executive offices)	(Zip Code)

(860) 583-7070
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2020, Mr. Christopher J. Stephens, Jr., Senior Vice President, Finance & Chief Financial Officer of Barnes Group Inc. (the “Company”) provided notice of his resignation from the Company effective December 31, 2020 (“Transition Date”). Mr. Stephens will assist in the transition of his role until the Transition Date. The Company will commence a search for Mr. Stephens’s replacement.

On October 28, 2020, Marian Acker, Vice President, Controller of the Company, and the Company’s Principal Accounting Officer, was appointed as the Company’s Interim Chief Financial Officer and Principal Financial Officer, effective as of the Transition Date. Ms. Acker, age 58, joined the Company in 1993 and has served as the Company’s Vice President, Controller since 2010. Ms. Acker will continue to serve as Vice President, Controller during her tenure as Interim Chief Financial Officer and Principal Financial Officer.

Ms. Acker does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.  There are no transactions in which Ms. Acker has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01. Other Events.
On November 2, 2020, the Company issued a press release (the “Press Release”) regarding the foregoing. A copy of the Press Release is attached and furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.
99.1	Press Release, dated November 2, 2020.
104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    November 2, 2020            BARNES GROUP INC
(Registrant)

By    /S/ JAMES C. PELLETIER
James C. Pelletier
Senior Vice President, General Counsel and Secretary